UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  Schedule 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant  |X|
Filed by a party other than the registrant  |_|

Check the appropriate box:
|_|      Preliminary Proxy Statement
|_|      Confidential, For Use of the Commission
         Only (as permitted by Rule 14a-6(e)(2))
|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to Section 240.14a-12

                                   iCAD, Inc.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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         and 0-11.
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Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number,
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

                                   iCAD, Inc.
                            4 Townsend West, Suite 17
                           Nashua, New Hampshire 03063


                                                                    May 23, 2005


Dear Fellow Stockholders:

         You are cordially invited to attend the Annual Meeting of Stockholders which will be held on Wednesday, June 22, 2005, at 9:00 A.M. (local time), at the offices of Blank Rome LLP, 24 Floor, Boardroom, 405 Lexington Avenue, New York, NY 10174.

         The Notice of Annual Meeting and Proxy Statement, which follow, describe the business to be conducted at the meeting.

         Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, please complete, sign, date and return your proxy card in the envelope provided. If the address on the accompanying material is incorrect, please advise our Transfer Agent, Continental Stock Transfer & Trust Company, in writing, at 17 Battery Place, New York, New York 10004.

         Your vote is very important, and we will appreciate a prompt return of your signed proxy card. We hope to see you at the meeting.

                                             Cordially,


                                             Robert Howard
                                             Chairman of the Board
                                   iCAD, Inc.
                            4 Townsend West, Suite 17
                           Nashua, New Hampshire 03063

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 22, 2005


To the Stockholders of iCAD, INC.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of iCAD, Inc. (the "Company") will be held on Wednesday, June 22 2005, at 9:00 A.M. (local time), at the offices of Blank Rome LLP, 24 Floor, Boardroom, 405 Lexington Avenue, New York, NY 10174 for the following purposes:

      1. To elect three Class III directors to hold office until the Annual Meeting of Stockholders to be held in 2008 and until their respective successors have been duly elected and qualified;

      2. To consider and vote upon the proposal to approve the adoption of the Company's 2005 Stock Incentive Plan; and

      3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         Only stockholders of record at the close of business on May 16, 2005 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

                                  By Order of the Board of Directors,

                                  W. Scott Parr
                                  President and Chief Executive Officer

May 23, 2005

IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING:

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.


PLEASE NOTE THAT ATTENDANCE AT THE MEETING WILL BE LIMITED TO STOCKHOLDERS OF iCAD, INC. AS OF THE RECORD DATE (OR THEIR AUTHORIZED REPRESENTATIVES) HOLDING EVIDENCE OF OWNERSHIP. IF YOUR SHARES ARE HELD BY A BANK OR BROKER, PLEASE BRING TO THE MEETING YOUR BANK OR BROKER STATEMENT EVIDENCING YOUR BENEFICIAL OWNERSHIP OF iCAD, INC. STOCK TO GAIN ADMISSION TO THE MEETING.

                                   iCAD, Inc.

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON JUNE 22, 2005


         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of iCAD, Inc. (the "Company" or "iCAD") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on June 22, 2005, including any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

         Management intends to mail this proxy statement and the accompanying form of proxy to stockholders on or about May 24, 2005.

         Proxies in the accompanying form, duly executed and returned to the management of the Company and not revoked, will be voted at the Annual Meeting. Any proxy given pursuant to such solicitation may be revoked by the stockholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the meeting and voting in person.

         The address and telephone number of the principal executive offices of the Company are:

                                    4 Townsend West, Suite 17
                                    Nashua, New Hampshire 03063
                                    Telephone No.: (603) 882-5200


                       OUTSTANDING STOCK AND VOTING RIGHTS

         Only holders of the Company's common stock, par value $.01 per share, (the "Common Stock") and holders of the Company's Series A Preferred Stock at the close of business on May 16, 2005, (the "Record Date") are entitled to receive notice of and to vote at the Annual Meeting. As of the Record Date, the Company had 36,601,813 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on all matters. In addition, holders of the Company's Series A Preferred Stock vote together with holders of the Common Stock as a single class on all actions to be voted on by the stockholders. Each share of Series A Preferred Stock entitles the holder to 100 votes per share. Based upon 5,150 shares of Series A Preferred Stock outstanding on the Record Date, the holders of the Series A Preferred Stock are entitled to an aggregate of 515,000 votes. There are no cumulative voting rights.

                                VOTING PROCEDURES

         The directors will be elected by the affirmative vote of the holders of a plurality of the shares of Common Stock and Series A Preferred Stock voting together as one class that are present in person or represented by proxy at the Annual Meeting, provided a quorum is present. Therefore, the three nominees receiving the greatest number of votes cast at the meeting will be elected as directors of the Company. All other matters at the Annual Meeting, including approval of the proposal to approve the adoption of the Company's 2005 Stock Incentive Plan, will be decided by the affirmative vote of the holders of a majority of the votes represented by the shares of Common Stock and Series A Preferred Stock cast with respect thereto, provided a quorum is present. A quorum is present if, as of the Record Date, at least a majority of the aggregate votes represented by holders of the shares of Common Stock and Series A Preferred Stock outstanding as of the Record Date are present in person or represented by proxy at the Annual Meeting.

         Votes will be counted and certified by one or more Inspectors of Election who are expected to be employees of Continental Stock Transfer & Trust Company, the transfer agent for the Common Stock. In accordance with Delaware law, abstentions and "broker non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote "against" a matter presented at the meeting. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated and will, therefore, have no legal effect on the vote on that particular matter.

         Proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by a proxy will be voted as instructed. Proxies may be revoked as noted above.


                              ELECTION OF DIRECTORS

         The Company's Certificate of Incorporation provides that the Company's Board of Directors is divided into three classes (Class I, Class II and Class
III). At each Annual Meeting of Stockholders, directors constituting one class are elected for a three-year term. At this year's Annual Meeting, three (3) Class III directors will be elected to hold office for a term expiring at the Annual Meeting of Stockholders to be held in 2008. Each director will be elected to serve during his elected term until a successor is elected and qualified or until the director's earlier resignation or removal.

         At the Annual Meeting, proxies granted by stockholders will be voted individually for the election, as Class III directors of the Company, of the persons listed below, unless a proxy specifies that it is not to be voted in favor of a nominee for director. In the event any of the nominees listed below is unable to serve, it is intended that the proxy will be voted for such other nominees as are designated by the Board of Directors. Each of the persons named below, who are presently members of the Company's Board of Directors, has indicated to the Board of Directors of the Company that he or she will be available to serve.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES SPECIFIED BELOW.

         The following table sets forth the name, age and principal occupation of the nominees for election at this Annual Meeting and the length of continuous service as a director of the Company.

                               CLASS III DIRECTORS
                                 (to be elected)
                          (New Term to Expire in 2008)

                                                      Principal Occupation
Name of Nominee                 Age                       or Employment                         Director Since
---------------                 ---                       -------------                         --------------
Robert Howard                   82       Chairman of the Board of Directors of the                   1984
                                         Company
W. Scott Parr                   54       President and Chief Executive Officer of the                1998
                                         Company

Rachel Brem                     46       Director of Breast Imaging and Intervention,                2004
                                         Professor of Radiology and the Vice-Chairman
                                         in the Department of Radiology at The George
                                         Washington University Medical Center

         Robert Howard, the founder and Chairman of the Board of Directors of the Company, was the inventor of the first impact dot matrix printer. Mr. Howard was Chief Executive Officer of the Company from its establishment in 1984 until December of 1993. He was the founder, and from 1969 to April 1980 he served as President and Chairman of the Board, of Centronics Data Computer Corp. ("Centronics"), a manufacturer of a variety of computer printers. He resigned from Centronics' board of directors in 1983. From April 1980 until 1983, Mr. Howard was principally engaged in the management of his investments. Commencing in mid-1982, Mr. Howard, doing business as R.H. Research, developed the ink jet technology upon which the Company was initially based. Mr. Howard contributed this technology, without compensation, to the Company. Mr. Howard was Chairman of the Board of Presstek, Inc. ("Presstek"), a public company which has developed proprietary imaging and consumables technologies for the printing and graphic arts industries from June 1988 to September 1998 and served as Chairman Emeritus of the Board of Presstek from September 1998 to December 2000. Mr. Howard is Chairman of the Board of Ionatron, Inc. ("Ionatron") a public company involved in the development and marketing of directed energy weapon technology products.

         W. Scott Parr joined the Company in January 1998 as President and Chief Executive Officer. He was appointed to the Company's Board of Directors in February 1998. Prior to joining iCAD, Mr. Parr served as Divisional Director and a member of the Board of Directors of SABi International Ventures, Inc. where he was responsible for restructuring and upgrading certain U.S. companies owned by foreign and venture investors. From 1995 to 1997 Mr. Parr was Chief Executive Officer, General Counsel and Director of Allied Logic Corporation, a start-up venture specializing in proprietary molding and manufacturing technologies. From 1990 to 1995 Mr. Parr was General Counsel and a Director of LaserMaster Technologies, Inc.

         Dr. Rachel Brem is currently the Director of Breast Imaging and Intervention, Professor of Radiology and the Vice-Chairman in the Department of Radiology at The George Washington University Medical Center, positions she has held since 2000. From 1991 to 1999 Dr. Brem was the Director of Breast Imaging at the John Hopkins Medical Center. Dr. Brem's research includes Minimally
Invasive Breast Biopsy, New Technologies for the Earlier Diagnosis of breast cancer including Computer Aided Detection, as well as Nuclear Medicine Imaging of the Breast and Electrical Impedance Imaging of the Breast.

         The following tables set forth similar information with respect to incumbent directors in Class I and Class II of the Board of Directors who are not nominees for election at this Annual Meeting:

                               CLASS I DIRECTORS
                             (Term Expires in 2006)

                                                      Principal Occupation
Name of Nominee                 Age                       or Employment                         Director Since
---------------                 ---                       -------------                         --------------
George Farley                   66       Financial Consultant                                        2004
Herschel Sklaroff               69       Medical Consultant at The Mount Sinai Hospital              2004


         George Farley, a Certified Public Accountant, is currently a financial consultant, a position he has held since August 1999. From November 1997 to August 1999 Mr. Farley served as Chief Financial Officer and Director for Talk America, Inc (formerly Talk.com, Inc.). He previously held the position as National Director, Managing Partner of BDO Seidman, LLP, where he specialized in Capital Formation and Mergers and Acquisitions. In addition to his service as director at Talk America, he has held directorships at Preserver Insurance Group, Acorn Holding Corp., and is currently a director of Ionatron.

         Dr. Herschel Sklaroff has been in private practice since 1966 and is currently involved in the establishment of the new Diagnostic and Preventive Medical Center at The Mount Sinai Hospital where he will serve as Associate Director. Dr. Sklaroff served his internship, medical residency and residency in Cardiology at The Mount Sinai Hospital of New York City where he was Chief
Resident. Dr. Sklaroff served, from 1980 to 1990 as Chief of Medical Consultation Services, and from 1978 to 1990 as Chief of General Medicine, both at The Mount Sinai Hospital.


                               CLASS II DIRECTORS
                          (New Term to Expire in 2007)

                                                      Principal Occupation
Name of Nominee                 Age                       or Employment                         Director Since
---------------                 ---                       -------------                         --------------
James Harlan                    53       Executive   Vice   President  and  CFO  of  HNG             2000
                                         Storage Company
Maha Sallam                     38       Vice President of the Company                               2002

Elliot Sussman                  53       President and CEO of Lehigh Valley Hospital                 2002
                                         and Health Network


         James Harlan, PhD, was the founder and has been the Executive Vice President and Chief Financial Officer of HNG Storage Company, a natural gas storage, development and operations company since 1998. From 1991 to 1997 Mr. Harlan served as General Manager and Chief Financial Officer of Pacific Resources Group where he was responsible for the planning and financial development of various manufacturing and distribution businesses in Asia. He also served as operations research and planning analyst for the White House Office of Energy Policy and Planning from 1977 to 1978, the Department of Energy from 1978 to 1981, and U.S. Synthetic Fuels Corporation from 1981 to 1984. Mr. Harlan is a director of Ionatron.

         Maha Sallam has been a Vice President for the Company since June 2002. From 1997 until the Company's acquisition of Intelligent Systems Software, Inc. ("ISSI") in June 2002, Dr. Sallam served as Director and Vice President of Regulatory Affairs and Clinical Testing and Secretary of ISSI. She was one of ISSI's founders and has over fourteen years of industry and research experience in image analysis including a doctoral dissertation, conference presentations and several publications on the automated analysis of digital mammograms.

         Dr. Elliot Sussman is currently President and Chief Executive Officer of Lehigh Valley Hospital and Health Network, a position he has held since 1993. Dr. Sussman is the Leonard Parker Pool Professor of Health Systems Management, Professor of Medicine, and Professor of Health Evaluation Sciences at Pennsylvania State University's College of Medicine. Dr. Sussman served as a Fellow in General Medicine and a Robert Wood Johnson Clinical Scholar at the University of Pennsylvania, and trained as a resident at the Hospital of the University of Pennsylvania. Dr. Sussman is a director and the Chairperson of the compensation committee of the Board of Directors of Universal Health Realty Income Trust, a public company involved in real estate investment trust primarily engaged in investing in healthcare and human service-related facilities. Dr. Sussman is also a director of the Board of Directors of VIASYS Healthcare, Inc., a healthcare technology company.

                    BOARD OF DIRECTORS AND COMMITTEE MEETINGS

         During the fiscal year ended December 31, 2004 ("2004"), the Board of Directors held two meetings. In addition, the Board took action by unanimous written consent in lieu of meetings. During 2004, each member of the Board participated in all Board and applicable committee meetings held during the period for which he or she was a director. The Company's current policy strongly encourages that all of its Directors attend the Company's Annual Meeting of Stockholders, absent extenuating circumstances that would prevent their attendance. At last years Annual Meeting of Stockholders, Messrs. Howard, Parr, Harlan, Farley, Sussman, Rogers, Sklaroff and Ms. Maha Sallam were the Directors in attendance.


                                BOARD COMMITTEES

         The Board of Directors maintains an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee. The Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee are comprised solely of persons who meet the definition of an "Independent Director" under the NASD Marketplace Rules applicable to Nasdaq listed companies. In addition, each member of the Audit Committee meets the independence requirements of applicable Securities and Exchange Commission ("SEC") rules. The Audit Committee adopted a charter in 2004, of which a copy was filed as Exhibit A to the Company's Definitive Proxy Statement on Schedule 14A filed with the SEC on May 28, 2004. The Nominating and Corporate Governance Committee has adopted a charter which is not available on the Company's website. A copy of this charter is attached as Exhibit A to this Proxy Statement.

         The Audit Committee, among other things, selects the firm to be appointed as the independent registered public accounting firm to audit the Company's financial statements and reviews and discusses the scope and results of each audit with the independent registered public accounting firm and with management. The Audit Committee held five meetings during the fiscal year ended December 31, 2004. The current members of the Audit Committee are: James Harlan, Chairperson; George Farley and Elliot Sussman. The Board of Directors has determined that Mr. Farley qualifies as the Audit Committee's "financial expert" under applicable SEC rules.

         The Nominating and Corporate Governance Committee is responsible for, among other things, developing and recommending to the Board corporate governance policies for the Company, establishing procedures for the director nomination process and recommending nominees for election to the Board. The Nominating and Corporate Governance Committee did not hold any meetings during the fiscal year ended December 31, 2004. The current members of the Nominating and Corporate Governance Committee are: George Farley, Chairperson; Rachel Brem; and Herschel Sklaroff.

         The Compensation Committee of the Board of Directors is responsible for, among other things, assisting the Board in overseeing the Company's executive compensation strategy and reviewing and approving the compensation of the Company's executive officers. The Compensation Committee held two meetings during the fiscal year ended December 31, 2004. The current members of the Compensation Committee are: Elliot Sussman, Chairperson; Rachel Brem; and James Harlan.


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee of the Board of Directors is responsible for, among other things, assisting the Board in overseeing the Company's executive compensation strategy and reviewing and approving the compensation of the Company's executive officers. During 2004 none of the executive officers of the Company served on the Board of Directors or Compensation Committee of any other entity.


        COMPLIANCE WITH SECTION 16(a) OF SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10 percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10 percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on the Company's review of copies of such forms received by the Company, the Company believes that during the year ended December 31, 2004, all filing requirements applicable to all officers, directors, and greater than 10% beneficial stockholders were timely complied with except that Form 3's for Messrs. Farley and Sklaroff and Ms. Brem were filed late; a Form 4 by Mr. Skalroff to report five sales of an aggregate of 6,081 shares of the Company's common stock was filed several days late; a Form 4 for Mr. Rogers with respect to 14 transactions relating to sales of an aggregate of 20,000 shares of the Company's common stock was filed one day late and late Form 4's were filed with respect to grants of employee stock options to Mr. Corbett and Rogers, former officers and director of the Company, in February 2004 .


                              DIRECTOR INDEPENDENCE

         The Board has determined that Messrs. Harlan and Farley and Drs. Brem, Sklaroff and Sussman, meet the director independence requirements of the NASD Marketplace Rules applicable to Nasdaq listed companies.

                       CODE OF BUSINESS CONDUCT AND ETHICS

         The Company developed and adopted a comprehensive Code of Business Conduct and Ethics to cover all employees. Copies of the Code of Business
Conduct and Ethics can be obtained, without charge, upon written request, addressed to:

iCAD, Inc.
4 Townsend West
Nashua, NH 03063
Attention: Corporate Secretary


                          COMMUNICATIONS WITH THE BOARD

         The Board of Directors, through its Nominating and Corporate Governance Committee, has established a process for stockholders to send communications to the Board of Directors. Stockholders may communicate with the Board of Directors individually or as a group by writing to: The Board of Directors of iCAD, Inc. c/o Corporate Secretary, 4 Townsend West, Suite 17, Nashua, NH 03063. Stockholders should identify their communication as being from an iCAD stockholder. The Corporate Secretary may require reasonable evidence that the communication or other submission is made by an iCAD stockholder before transmitting the communication to the Board of Directors.


                       CONSIDERATION OF DIRECTOR NOMINEES

         Stockholders of the Company wishing to recommend director candidates to the Nominating and Corporate Governance Committee must submit their recommendations in writing to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, iCAD, Inc., 4 Townsend West, Suite 17, Nashua, NH 03063.

         The Nominating and Corporate Governance Committee will consider nominees recommended by iCAD stockholders provided that the recommendation contains sufficient information for the Nominating and Corporate Governance Committee to assess the suitability of the candidate, including the candidate's qualifications. Candidates recommended by stockholders that comply with these procedures will receive the same consideration that candidates recommended by the Committee receive. The recommendations must also state the name of the stockholder who is submitting the recommendation. In addition, it must include information regarding the recommended candidate relevant to a determination of whether the recommended candidate would be barred from being considered independent under NASD Marketplace Rule 4200, or, alternatively, a statement that the recommended candidate would not be so barred. A nomination which does not comply with the above requirements will not be considered.

         The qualities and skills sought in prospective members of the Board are determined by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee generally requires that director candidates be qualified individuals who, if added to the Board, would provide the mix of director characteristics, experience, perspectives and skills appropriate for the Company. Criteria for selection of candidates will include, but not be limited to: (i) business and financial acumen, as determined by the Committee in its discretion, (ii) qualities reflecting a proven record of accomplishment and ability to work with others, (iii) knowledge of the Company's industry, (iv) relevant experience and knowledge of corporate governance practices, and (v) expertise in an area relevant to the Company. Such persons should not have commitments that would conflict with the time commitments of a Director of the Company. Such persons shall have other characteristics considered appropriate for membership on the Board of Directors, as determined by the Nominating and Corporate Governance Committee.

            DEADLINE AND PROCEDURES FOR SUBMITTING BOARD NOMINATIONS

         A stockholder wishing to nominate a candidate for election to the Board at the Annual Meeting of Stockholders to be held in 2006 is required to give written notice containing the required information specified above addressed to the Nominating and Corporate Governance Committee, c/o Secretary of the Company, iCAD, Inc., 4 Townsend West, Suite 17, Nashua, NH 03061 of his or her intention to make such a nomination. The notice of nomination and other required information must be received by the Company's Secretary no later than February 28, 2006.

         With respect to the deadlines discussed above, if the date of the Annual Meeting of Stockholders to be held in 2006 is advanced by more than thirty days or delayed (other than as a result of adjournment) by more than thirty days from the anniversary of the Annual Meeting held in 2005, a stockholder must submit any such proposal to the Company no later than the close of business on the sixtieth day prior to the date of the 2006 Annual Meeting.


                            COMPENSATION OF DIRECTORS

         The Company does not pay cash compensation to members of its Board of Directors for their services as board members. The Company does reimburse members of the board for out-of-pocket expenses incurred for attendance at Board and Board Committee meetings and for other out-of-pocket expenses incurred in their capacity as director of the Company.


                               EXECUTIVE OFFICERS

         The executive officers of the Company are Mr. Parr and Mr. John DeBiase, the Company's Vice President of Sales and Marketing, Mr. Samuel Ronci, the Company's Vice President of Operations, Mr. Thomas Shoup, the Company's Chief of Staff and Ms. Annette Heroux, the Company's Vice President of Finance and Chief Financial Officer.

         John DeBiase, 45, the Company's Vice President of Sales & Marketing joined the Company in December 2003 with the acquisition of Qualia Computing, Inc., where he had served as Sales Manager since the beginning of December 2003. From 2000 until December 2003, Mr. DeBiase was President of Imaging Financial Solutions, a sales and distribution consulting company. From 1995 to 2000 Mr. DeBiase served as General Manager and Sales Vice-President of Physician Sales and Services' Diagnostic Imaging division, a national distributor of medical supplies.

         Annette Heroux, 48, joined the Company in October 1987 as Accounting Manager and was named Controller in October 1998 and Vice President of Finance, Chief Financial Officer in July 1999. Prior to joining the Company, from 1980 to 1987, Ms. Heroux served as Finance and Administration Manager of Laurier, Inc., a semiconductor equipment manufacturer, where she was responsible for the financial reporting and administrative functions. From 1978 to 1980 Ms. Heroux was Accounting Manager for Hoodkroft Nursing Center, a skilled nursing facility, where she was responsible for patient insurance and financial records.

         Samuel Ronci, 60, the Company's Vice President of Operations joined the Company in December 2004. From 2000 to December 2004, Mr. Ronci was Vice President of Development for Elicon Multimedia, a web based company that promotes corporate presentations, to include web presentations, trade shows and product promotions. From 1987 to 2000 Mr. Ronci was President of Ronci Medical which later became Ronci Surgical, a Division of Minnesota Scientific Inc. Ronci Medical designed patient positioning equipment for various Arthroscopic surgical procedures.

         Thomas Shoup, 53, has been the Chief of Staff for the Company since December 2003. Mr. Shoup joined the Company with the acquisition of Qualia Computing, Inc., where he had served as Chief Operating Officer since December 2000. From 1996 to 2000 Mr. Shoup was President and COO of CAD CAM Inc., where he grew the company and negotiated the sale of this privately held business to a Canadian public enterprise. From 1985 to 1996 Mr. Shoup served as Base Civil Engineer for the US Air Force's largest continental installation, Wright-Patterson AFB, responsible over 20 million square feet of scientific, engineering and logistical facilities and a workforce in excess of 1,000 personnel.

                             EXECUTIVE COMPENSATION

         The following table provides information on the compensation provided by the Company during fiscal years 2004, 2003 and 2002 to the persons serving as the Company's Chief Executive Officer during fiscal 2004 and the Company's most highly compensated executive officers serving at the end of the 2004 fiscal year ("the Named Persons"). Included in this list are only those executive officers whose total annual salary and bonus exceeded $100,000 during the 2004 fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                                                      Securities
                                                                                                      Underlying
         Name and Principal Position                                    Year        Salary($)          Option(#)
         ---------------------------                                    ----        ---------         ----------
         W. Scott Parr
         President, Chief Executive Officer, Director.............      2004         214,108              -0-
                                                                        2003         191,600              -0-
                                                                        2002         173,762            125,000
         Maha Sallam
         Vice President, Director.................................      2004         125,000              -0-
                                                                        2003         132,489              -0-
         Annette Heroux
         Vice President of Finance, Chief Financial Officer.......      2004         129,269              -0-
                                                                        2003         111,814              -0-
                                                                        2002          96,949             65,183
         Steven Rogers (1)
         Chief Scientific Officer.................................      2004         268,108            110,092

         James Corbett (1)
         Chief Commercial Officer.................................      2004         242,144            110,092

         Peter Farrell (1)
         EVP Sales and Marketing..................................      2004         233,745             80,000

         Thomas Shoup
         Chief of Staff...........................................      2004         221,823             80,000

(1) Messrs. Rogers, Corbett and Farrell joined the Company with the acquisition of Qualia Computing, Inc. in December 2003 and served as Executive Officers of iCAD until their resignations in the first quarter of 2005.


                        OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth certain information regarding stock options granted by the Company to the Named Persons in 2004.


                                     Individual Grants                                           Potential
                                                                                                 Realizable Value at
                           Number  of      Percent of                                            Assumed Annual
                           Securities      Total Options                                         Rates of Stock
                           underlying      Granted to         Exercise of                        Price Appreciation
                           Options         Employees          Base Price        Expiration       for Option Term (2)
         Name              Granted(1)      in Fiscal Year       ($/Sh)             Date          5%($)       10%($)
         ----              ----------      --------------     -----------       ----------       -----       ------
Steven Rogers                110,092             8%              5.28            02/23/2014      365,567     926,420

James Corbett                110,092             8%              5.28            02/23/2014      365,567     926,420

Peter Farrell                 80,000             6%              5.28            02/23/2014      265,645     673,200

Thomas Shoup                  80,000             6%              5.28            02/23/2014      265,645     673,200


(1) All of the foregoing options vest in installments at various times between February 23, 2005 and February 23, 2008 and provide for early termination under certain circumstances.

(2) The potential realizable value columns of the table illustrate values that might be realized upon exercise of the options immediately prior to their expiration, assuming the Company's Common Stock appreciates at the compounded rates specified over the term of the options. These numbers do not take into account provisions of options providing for termination of the option following termination of employment or non transferability of the options and do not make any provision for taxes associated with exercise. Because actual gains will depend upon, among other things, future performance of the Common Stock, there can be no assurance that the amounts reflected in this table will be achieved.


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

         The following table sets forth information regarding the exercise of stock options during the Company's last completed fiscal year by each of the Named Persons and the fiscal year-end value of unexercised options.

                                                                       Number of
                                                                       Securities                 Value of
                                                                       Underlying                Unexercised
                                                                       Unexercised               In-the Money
                                                                       Options at                Options at
                                     Shares                             FY-End (#)               FY-End($) (1)
                                   Acquired on       Value             Exercisable/              Exercisable/
Name                               Exercise (#)      Realized          Unexercisable             Unexercisable
----                               ------------      --------         -------------              -------------
W. Scott Parr                           0                0            531,518 / -0-             1,644,783 / -0-
Maha Y. Sallam                          0                0            156,250 / -0-               304,438 / -0-
Annette L. Heroux                       0                0            107,373 / 6,727             294,321 / 19,643
Steven Rogers                           0                0              - 0-  / 110,092               -0- /  -0-
James Corbett                           0                0              - 0-  / 110,092               -0- / -0-
Peter Farrell                           0                0              - 0-  /   80,000              -0- / -0-
Thomas Shoup                            0                0              - 0-  /   80,000              -0- / -0-
------------------------

(1) Based upon the closing price of the Common Stock on December 31, 2004, of $4.47 per share.

The Company does not have any employment agreements with its executive officers.


                    SEPARATION AGREEMENTS WITH FORMER OFFICER

         On February 16, 2005, the Company entered into a separation agreement and release with Dr. Steven K. Rogers (the "Agreement") in connection with Dr. Rogers' resignation as Chief Scientific Officer and Director of the Company. Dr. Rogers was formerly President and Chief Executive Officer of Qualia Computing, Inc., a company acquired by the Company in December, 2003. Pursuant to the Agreement, the Company and Dr. Rogers entered into a consulting agreement (the "Consulting Agreement"), which provided for Dr. Rogers to provide consulting services to the Company at the rate of $11,875 per month. By agreement of the parties, the Consulting Agreement will be terminated effective June 1, 2005. In the agreement, Dr. Rogers reaffirmed his previous agreements not to compete with the Company, not to solicit employees of the Company, and not to disclose confidential information of the Company.

                        REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors is responsible for, among other things, assisting the Board in overseeing the Company's executive compensation strategy and reviewing and approving the compensation of the Company's executive officers. The Company's compensation policy is to base compensation generally on performance, the Company's resources, achievement of financial and operational objectives and comparative compensation data from other companies deemed to be applicable peer groups or benchmarks for the Company's compensation program.

         Stock Options. Stock option awards are intended to attract, retain and motivate personnel by affording them an opportunity to receive additional compensation based upon the performance of the Company's Common Stock. The size and grant of actual awards is determined by the Board on an individual basis, taking into account the individual's role in the Company and standard principals of reward, retention and recognition to which option grants are geared. The Board's determination as to the size of actual awards to individual executives is subjective, after taking into account the relative responsibilities and contributions of the individual employee.

By the Compensation Committee:

         Elliot Sussman; James Harlan; and Rachel Brem.

                             STOCK PERFORMANCE GRAPH

         The following chart sets forth a line graph comparing the performance of the Company's Common Stock, over the past five years. This graph assumes the investment of $100 on December 31, 1999, in the Company's Common Stock, and compares the performance with the Nasdaq Composite Index, the Nasdaq Computer Manufacturer Index and the Nasdaq Medical Devices and Supplies, Manufacturers and Distributors Index. Measurement points are at December 31 for each respective year. Those companies which compete with the Company in its principal market are either small subsidiaries or divisions of large United States corporations or are foreign companies which are either not quoted on a stock exchange or for which data is difficult to obtain. For this reason the Company in prior years has used the more generic index of Nasdaq Computer Manufacturer stocks for a peer group comparison. Due to the recent change in the Company's business to a medical devices company the Company believes that the Nasdaq Medical Devices Index is more representative of its peer group than the Nasdaq Computer Manufacturer Index. The Company pays no dividends on its Common Stock. The Nasdaq Composite Index, the Nasdaq Computer Manufacturer Index and the Nasdaq Medical Devices Index reflect a cumulative total return based upon the reinvestment of dividends of the stocks included in those indices. The historical information set forth below is not necessarily indicative of future performance.

 Comparative 5-year Cumulative Total Return Among iCAD, Nasdaq Composite Index,
    the Nasdaq Computer Manufacturer Index and the Nasdaq Medical Devices and
                 Supplies, Manufacturers and Distribution Index

                             [ LINE GRAPH OMITTED ]

                                12/31/1999      12/31/2000      12/31/2001      12/31/2002      12/31/2003      12/31/2004
iCAD, Inc.                      $ 100.00        $  46.37        $  21.09        $  36.51        $  76.80        $  65.02
NASDAQ Index                    $ 100.00        $ 237.86        $ 188.67        $ 130.44        $ 195.03        $ 212.24
NASDAQ Computer                 $ 100.00        $ 426.14        $ 293.58        $ 194.54        $ 270.60        $ 353.83
  Manufacturer Index
NASDAQ Medical Devices          $ 100.00        $ 103.16        $ 113.38        $  91.71        $ 135.68        $ 158.96
  and Supplies
  Manufacturers and
  Distributors Index

                          VOTING SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the Common Stock, Series A and Series B Convertible Preferred Stock of the Company owned on the Record Date by (i) each person who is known to the Company to own beneficially more than 5% of the outstanding shares of the Company's Common Stock (ii) each executive officer named in the Summary Compensation Table, (iii) each director of the Company, and (iv) all current executive officers and directors as a group. The table also provides information regarding beneficial owners of more than 5% of the outstanding shares of the Company's Series A and Series B Convertible Preferred Stock. Unless otherwise indicated below, the address of each beneficial owner is c/o iCAD, Inc. 4 Townsend West, Suit 17, Nashua, New Hampshire 03063.


                                                                        Number of Shares
      Name and Address of                    Title                        Beneficially                 Percentage
        Beneficial Owner                    of Class                      Owned (1) (2)                 of Class
        ----------------                    --------                      -------------                 --------
Robert Howard                             Common                          4,986,720 (3)                 13.6%
  145 East 57th Street
  New York, New York 10022
Maha Sallam                               Common                          2,043,570 (4)                  5.6%


Donald Chapman                            Common                          1,874,697 (5)                  5.0%
  8650 South Ocean Drive                  Preferred Series A                  4,600                     89.3%
  Jenson Beach, FL  34957                 Preferred Series B                    680                     55.6%
Steven Rogers                             Common                             27,523 (6)                  0.1%


W. Scott Parr                             Common                            806,812 (7)                  2.2%
                                          Preferred Series A                    550                     10.7%
                                          Preferred Series B                     50                      4.1%
Edgar Ball                                Preferred Series B                    200                     16.3%
  PO Box 560726
  Rockledge, FL  32956
Dr. Herschel Sklaroff                     Common                             54,500 (8)                     *
  1185 Park Avenue                        Preferred Series B                     79                      6.5%
  New York, NY  10128
John Westerfield                          Preferred Series B                    100                      8.2%
  4522 SW Bimini Circle N.
  Palm City, FL  34990
Dr. Rachel Brem                           Common                             15,000 (9)                     *
George Farley                             Common                             15,000 (10)                    *
James Harlan                              Common                            156,000 (11)                    *
Dr. Elliot Sussman                        Common                             33,000 (12)                    *
James Corbett                             Common                             27,523 (13)                    *
Peter Farrell                             Common                             20,000 (14)                    *
Annette Heroux                            Common                            154,100 (15)                    *
Thomas Shoup                              Common                             20,000 (16)                    *
All current executive officers and        Common                          8,433,952 (3),(4), & (7)      22.1%
 directors as a group (12 persons)                                                  through (12) &
                                                                                    (15) through (16)
                                          Preferred Series A                    550                     10.7%
                                          Preferred Series B                    129                     10.5%

------------------------------------
   * Less than one percent

1) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the Record Date, upon the exercise of options, warrants or rights; through the conversion of a security; pursuant to the power to revoke a trust, discretionary account or similar arrangement; or pursuant to the automatic termination of a trust, discretionary account or similar arrangement. Each beneficial owner's percentage ownership is determined by assuming that the options or other rights to acquire beneficial ownership as described above, that are held by such person (but not those held by any other person) and which are exercisable within 60 days from the Record Date, have been exercised.

2) Unless otherwise noted, the Company believes that the persons referred to in the table have sole voting and investment power with respect to all shares reflected as beneficially owned by them.

3) Includes options to purchase 10,000 shares of the Company's Common Stock at $1.72 per share and 30,000 shares at $2.76 per share, 54,557 shares of the Company's Common Stock pursuant to Convertible notes issued to Mr. Howard pursuant to the Loan Agreement with the Company and 20,000 shares beneficially owned by Mr. Howard's wife.

4) Includes options to purchase 56,250 shares of the Company's Common Stock at $0.80 per share, 100,000 shares at $3.49 per share and also includes 183,625 shares beneficially owned by Dr. Sallam's husband.

5) Includes 28,000 shares owned by Mr. Chapman's wife, 460,000 shares of Common Stock issuable upon conversion of 4,600 shares of Series A Convertible Preferred Stock and 340,000 shares of Common Stock issuable upon conversion of 680 shares of Series B Convertible Preferred Stock owned by Mr. Chapman.

6) Includes options to purchase 27,523 shares of the Company's Common Stock at $5.28 per share.

7) Includes 11,000 shares owned by Mr. Parr's wife. Also includes options to purchase 275,268 shares of the Company's Common Stock at $1.13 per share, 125,000 shares at $0.81 per share, 2,250 shares at $1.00 per share, 4,000 shares at $0.95 per share, 25,000 shares at $1.75 per share, 100,000 shares at $2.69 per share and 150,000 shares at $3.92 per share, 55,000 shares of Common Stock issuable upon conversion of 550 shares of Series A Convertible Preferred Stock and 25,000 shares of Common Stock issuable upon conversion of 50 shares of Series B Convertible Preferred Stock owned by Mr. Parr.

8) Includes options to purchase 15,000 shares of the Company's Common Stock at $3.35 per share. Also, includes 39,500 shares of Common Stock issuable upon conversion of 79 shares of Series B Convertible Preferred Stock.

9) Includes options to purchase 15,000 shares of the Company's Common Stock at $3.35 per share.

10) Includes options to purchase 15,000 shares of the Company's Common Stock at $3.35 per share.

11) Includes options to purchase 25,000 shares of the Company's Common Stock at $1.75 per share and 50,000 shares at $1.55 per share.

12) Includes options to purchase 15,000 shares of the Company's Common Stock at $1.55 per share.

13) Includes options to purchase 27,523 shares of the Company's Common Stock at $5.28 per share.

14) Includes options to purchase 20,000 shares of the Company's Common Stock at $5.28 per share.

15) Includes options to purchase 6,600 shares of the Company's Common Stock at $0.81 per share, 3,000 shares at $0.95 per share, 23,317 shares at $1.13 per share, 20,183 shares at $1.55 per share, 1,000 shares at $1.72 per share, 35,000 shares at $1.75 per share, 25,000 shares at $2.69 per share and 35,000 shares at $3.92 per share.

16) Includes options to purchase 20,000 shares of the Company's Common Stock at $5.28 per share.


Equity Compensation Plan

The following table provides certain information with respect to all of the Company's equity compensation plans in effect as of December 31, 2004.

                                   Number of securities to                                Number of securities
                                   be issued upon exercise                               remaining available for
                                       of outstanding           Weighted-average        issuance under equity
                                     options, warrants          exercise price of     compensation plans (excluding
                                         and rights            outstanding options,     securities reflected in
                                         Column (a)            warrants and rights            column (a))
                                   ---------------------------------------------------------------------------------
Plan Category:
--------------------------------------------------------------------------------------------------------------------
Equity compensation plans
approved by security holders:             3,914,511                   $3.04                    1,036,612
--------------------------------------------------------------------------------------------------------------------
Equity compensation plans not             1,010,311                   $5.54                       -0-
approved by security holders
(1):
--------------------------------------------------------------------------------------------------------------------
Total                                     4,924,822                   $3.55                     1,036,612
--------------------------------------------------------------------------------------------------------------------

(1) Represents the aggregate number of shares of Common Stock issuable upon exercise of individual arrangements with option and warrant holders. These options and warrants are five years in duration, expire at various dates between February 28, 2005 and November 24, 2008, contain anti-dilution provisions providing for adjustments of the exercise price under certain circumstances and have termination provisions similar to options granted under stockholder approved plans. A description of the Company's Stock Option Plans can be found in Note 8 of Notes to the Consolidated Financial Statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2004.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has a Revolving Loan and Security Agreement (the "Loan Agreement") with Mr. Robert Howard, Chairman of the Board of Directors of the Company, under which Mr. Howard has agreed to advance funds, or to provide guarantees of advances made by third parties in an amount up to $5,000,000. The Loan Agreement expires January 4, 2006, subject to extension by the parties. Outstanding advances are collateralized by substantially all of the assets of the Company and bear interest at prime interest rate plus 2% with a minimum of 8%, (8% at December 31, 2004). Mr. Howard is entitled to convert outstanding advances made by him under the Loan Agreement into shares of the Company's common stock at any time based on the outstanding closing market price of the Company's common stock at the lesser of the market price at the time each advance is made or at the time of conversion.

In December 2004 the Company repaid Mr. Howard $3,330,000 pursuant to the Loan Agreement, and during the first quarter of 2005 the Company paid accrued interest of approximately $617,000 owed to Mr. Howard pursuant to the Loan Agreement. As of December 31, 2004, $300,000 was owed by the Company to Mr. Howard and the Company had $4,700,000 available for future borrowings under the Loan Agreement.

On February 16, 2005, the Company entered into a separation agreement and release with Dr. Steven K. Rogers in connection with Dr. Rogers' resignation as Chief Scientific Officer and Director of the Company. Dr. Rogers was formerly President and Chief Executive Officer of Qualia Computing, Inc., a company acquired by the Company in December, 2003. Pursuant to the Agreement, the Company and Dr. Rogers entered into a consulting agreement which provided for Dr. Rogers to provide consulting services to the Company. By agreement of the parties, the consulting agreement will be terminated effective June 1, 2005.



                             AUDIT COMMITTEE REPORT

         In early 2004, the Audit Committee met with management and representatives of BDO Seidman, LLP to review preparations for the audit and the procedures and timing of the audit of the Company's financial statements. During the fourth quarter of 2004 the Audit Committee met with representatives of BDO Seidman, LLP to review and discuss plans for the audit of the Company's financial statements for the year ended December 31, 2004 and to discuss the accounting treatment of certain financial items. Following completion of the audit of the Company's financial statements, the Audit Committee met with representatives of BDO Seidman, LLP to review the audit findings. The Audit Committee also conducted discussions with the Company's independent auditors, BDO Seidman, LLP, regarding the matters required by the Statement on Auditing Standards No. 61. As required by Independence Standards Board Standard No. 1, "Independence Discussion with Audit Committees," the Audit Committee has discussed with and received the required written disclosures and confirming letter from BDO Seidman, LLP regarding its independence and has discussed with BDO Seidman, LLP its independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2004.

        The Audit Committee -

               James Harlan (Chairperson), Elliot Sussman, George Farley


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         BDO Seidman, LLP has audited and reported upon the financial statements of the Company for the fiscal year ended December 31, 2004. It is currently anticipated that BDO Seidman, LLP will be selected by the Audit Committee of the Board of Directors to examine and report upon the financial statements of the Company for the fiscal year ending December 31, 2005. A representative of BDO Seidman, LLP may be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and may be available to respond to appropriate questions.

The total fees paid by the Company to BDO Seidman, LLP for the last two fiscal years are as follows:

Audit Fees. The aggregate fees billed by BDO Seidman, LLP for professional services rendered for the audit of the Company's annual financial statements for the years ended December 31, 2004 and 2003, the review of the interim financial statements included in the Company's Forms 10-Q and consents issued in connection with the Company's filings on Forms S-3 and S-8 for 2004 and 2003 totaled $155,297 and $71,550, respectively.

Audit-Related Fees. The aggregate fees billed by BDO Seidman, LLP for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements, for the years ended December 31, 2004 and 2003, and are not disclosed in the paragraph captions "Audit Fees" above, were $24,000 and $46,323, respectively.

No tax fees or other fees were paid to BDO Seidman, LLP for the years ended December 31, 2004 and 2003.

The Audit Committee has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit services provided by BDO Seidman, LLP in 2004. Consistent with the Audit Committee's responsibility for engaging the Company's independent auditors, all audit and permitted non-audit services require pre-approval by the Audit Committee. The full Audit Committee pre-approves proposed services and fee estimates for these services. The Audit Committee chairperson or their designee has been designated by the Audit Committee to pre-approve any services arising during the year that were not pre-approved by the Audit Committee. Services pre-approved by the Audit Committee chairperson are communicated to the full Audit Committee at its next regular meeting and the Audit Committee reviews services and fees for the fiscal year at each such meeting. Pursuant to these procedures, the Audit Committee pre-approved the foregoing audit services provided by BDO Seidman, LLP.

                                   PROPOSAL I

               APPROVAL OF THE COMPANY'S 2005 STOCK INCENTIVE PLAN

         At the Annual Meeting, the Company's stockholders will be asked to approve the adoption of the Company's 2005 Stock Incentive Pan (the "2005 Plan").

         In May 2005, the Board of Directors adopted, subject to stockholder approval, the 2005 Plan (the "2005 Plan"). The Board believes that, to enable the Company to continue to attract and retain personnel of the highest caliber, provide incentive for officers, directors, employees and other key persons and to promote the well-being of the Company, it is in the best interest of the Company and its stockholders to provide to officers, directors, employees, consultants and other independent contractors who perform services for the Company, through the granting of stock options, restricted stock, deferred stock or other stock-based awards, the opportunity to participate in the value and/or appreciation in value of the Company's Common Stock. The Board has found that the grant of options under its existing stock option and stock incentive plans has proven to be a valuable tool in attracting, retaining and motivating key employees and consultants. Accordingly, the Board believes that the 2005 Plan, which provides the Board greater flexibility with respect to certain terms under which awards that may be granted, as well as different types of awards, (a) will provide the Company with significant means to attract and retain talented personnel, (b) will result in saving cash, which otherwise would be required to maintain current employees and adequately attract and reward personnel and others who perform services for the Company, and (c) consequently, will prove beneficial to the Company's ability to be competitive. The Company believes that there is not a sufficient amount of options and stock awards available for future grant under the Company's existing stock option and stock incentive plans. The last sale price of the Common Stock on May 16, 2005 was $3.75.

         To date, no options or other awards have been granted under the 2005 Plan. If the 2005 Plan is approved by the stockholders, options or other stock based awards may be granted under the 2005 Plan, the timing, amounts and specific terms of which have not been determined at this time.

         The following summary of the 2005 Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the full text of the 2005 Plan, set forth as Exhibit B to this Proxy Statement.


Summary of the 2005 Plan

         The 2005 Plan provides for the grant of any or all of the following types of awards (collectively, "Awards"): (a) stock options, (b) restricted stock, (c) deferred stock and (d) other stock-based awards. Awards may be granted singly, in combination, or in tandem, as determined by the Board of Directors or the Committee (as defined below). Subject to anti-dilution adjustments as provided in the 2005 Plan, (i) a total of 600,000 shares of Common Stock have been reserved for distribution pursuant to the 2005 Plan, and
(ii) the maximum number of shares of Common Stock that may be issued to any individual participant under the 2005 Plan may not exceed 250,000 shares during the term of the 2005 Plan.

         The 2005 Plan may be administered by the Board of Directors (the "Board") or a Committee (the "Committee") consisting of two or more members of the Board of Directors appointed by the Board. The Board or the Committee will determine, among other things, the persons to whom Awards will be granted, the type of Awards to be granted, the number of shares subject to each Award and the share price. The Board or the Committee will also determine the term of each Award, the restrictions or limitations thereon, and the manner in which each such Award may be exercised or, if applicable, the extent and circumstances under which Common Stock and other amounts payable with respect to an Award will be deferred. The 2005 Plan will become effective upon its approval and adoption at the Annual Meeting (the "Effective Date") and no Award shall be granted pursuant to the 2005 Plan on or after the tenth anniversary of the Effective Date.

Stock Options. The 2005 Plan provides for the grant of "incentive stock options" ("Incentive Stock Options"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and for options not qualifying as Incentive Stock Options ("Non-Qualified Stock Options"). The Board or the Committee, as the case may be, shall determine those persons to whom stock options may be granted.

         Incentive Stock Options granted pursuant to the 2005 Plan are nontransferable by the optionee during his lifetime. Options granted pursuant to the 2005 Plan will expire if not exercised within 10 years of the grant (five years in the case of Incentive Stock Options granted to an eligible employee owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a parent or subsidiary of the Company immediately before the grant ("10% Stockholder")), and under certain circumstances set forth in the 2005 Plan, may be exercised within three (3) months following termination of employment (one year in the event of death, retirement or disability of the optionee), unless the term of the option, pursuant to the stock option agreement, expires earlier or unless the Board or Committee determines to shorten or extend the exercise periods. Options may be granted to optionees in such amounts and at such prices as may be determined, from time to time, by the Board or the Committee. The exercise price of an Incentive Stock Option will not be less than the fair market value of the shares underlying the option on the date the option is granted, provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Stockholder may not be less than 110% of such fair market value. The exercise price of a Non-Qualified Stock Option may be less than such fair market value on the date of grant.

         Under the 2005 Plan, the Company may not, in the aggregate, grant Incentive Stock Options that are first exercisable by any optionee during any calendar year (under all such plans of the optionee's employer corporation and its "parent" and "subsidiary" corporations, as those terms are defined in
Section 424 of the Code) to the extent that the aggregate fair market value of the underlying stock (determined at the time the option is granted) exceeds $100,000.

         The 2005 Plan contains anti-dilution provisions authorizing appropriate adjustments in certain circumstances. Shares of Common Stock subject to Awards which expire without being exercised or which are cancelled as a result of the cessation of employment are available for further grants. No shares of Common Stock of the Company may be issued upon the exercise of any option granted under the 2005 Plan until the full option price has been paid by the optionee. The Board of Directors or the Committee may grant individual options under the 2005 Plan with more stringent provisions than those specified in the 2005 Plan.

         Options become exercisable in such amounts, at such intervals and upon such terms and conditions as the Board of Directors or the Committee provides. Stock options granted under the 2005 Plan are exercisable until the earlier of
(i) a date set by the Board of  Directors  or  Committee at the time of grant or
(ii) the close of business on the day before the tenth anniversary of the stock option's date of grant (the day before the fifth anniversary in the case of an Incentive Stock Option granted to a 10% Stockholder). The 2005 Plan will remain in effect until all stock options are exercised or terminated. Notwithstanding the foregoing, no options may be granted on or after the tenth anniversary of the Effective Date.

Restricted and Deferred Stock Awards. Under the 2005 Plan, the Board or the Committee may grant shares of restricted Common Stock either alone or in tandem with other Awards. Restricted and Deferred Stock awards give the recipient the right to receive a specified number of shares of Common Stock, subject to such terms, conditions and restrictions as the Board or the Committee deems appropriate. Restrictions may include limitations on the right to transfer the stock until the expiration of a specified period of time and forfeiture of the stock upon the occurrence of certain events such as the termination of employment prior to expiration of a specified period of time. In addition, a participant in the 2005 Plan who has received a Deferred Stock Award may request, under certain conditions, the Board or the Committee to defer the receipt of an Award (or an installment of an Award) for an additional specified period or until the occurrence of a specified event.

Other Stock Based Awards. Other Stock-Based Awards, which may include performance shares and shares valued by reference to the performance of the Company or any parent or subsidiary of the Company, may be granted either alone or in tandem with other Awards.

Certain Federal Income Tax Consequences of the 2005 Plan

         The following is a brief summary of the Federal income tax aspects of Awards made under the 2005 Plan. This summary is not intended to be exhaustive, and does not describe state or local tax consequences. The information is based upon federal income tax rules as they existed prior to the adoption of the American Jobs Creation Act of 2004 (the "Jobs Act"). The Jobs Act made significant changes to the federal income tax rules applicable to nonqualified deferred compensation arrangements, including many of the types of Awards that may be granted under the 2005 Plan. The new federal income tax rules are generally effective for all amounts deferred after December 31, 2004. The IRS has so far issued only limited guidance on the interpretation of the Jobs Act although the IRS has stated that it anticipates issuing additional guidance in the future.

         Because the tax consequences to any recipient of an Award under the 2005 Plan may depend on his or her particular situation, as well as the uncertain application of the Jobs Act, each person receiving an Award under the 2005 Plan should consult his or her tax advisor as to the federal, state, local and other tax consequences of the grant or exercise of an option under the 2005 Plan or with respect to any other Award granted under the 2005 Plan.

         Incentive Stock Options. The optionee will recognize no taxable income upon the grant or exercise of an Incentive Stock Option. Upon a disposition of the shares of Common Stock received upon exercise of an Incentive Stock Option after the later of two years from the date of grant and one year after the transfer of the shares to the optionee, (a) the optionee will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss (as the case may be) if the shares are capital assets in his or her hands; and (b) the Company will not qualify for any deduction in connection with the grant or exercise of the options. The excess, if any, of the fair market value of the shares on the date of exercise of an Incentive Stock Option over the exercise price will be treated as an item of adjustment to the optionee for his or her taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the optionee. In the case of a disposition of shares in the same taxable year as the exercise where the amount realized on the disposition is less than the fair market value of the shares on the date of exercise, there will be no adjustment since the amount treated as an item of adjustment, for alternative minimum tax purposes, is limited to the excess of the amount realized on such disposition over the exercise price which is the same amount included in regular taxable income.

         If Common Stock acquired upon the exercise of an Incentive Stock Option is disposed of prior to the expiration of the holding periods described above,
(a) the optionee will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition of the shares, over the exercise price paid for such shares; and (b) the Company will qualify for a deduction equal to any such amount recognized, subject to the requirements that the compensation be reasonable and not limited under Section 162(m) of the Code. The optionee will recognize the excess, if any, of the amount realized over the fair market value of the shares on the date of exercise, if the shares are capital assets in his or her hands, as short-term or long-term capital gain, depending on the length of time that the optionee held the shares, and the Company will not qualify for a deduction with respect to such excess.

         Subject to certain exceptions for disability or death, if an Incentive Stock Option is exercised more than three months following the termination of the optionee's employment, the option will generally be taxed as a Non-Qualified Stock Option. See "Non-Qualified Stock Options."

         Non-Qualified  Stock  Options.  With  respect  to  Non-Qualified  Stock
Options,  (a) upon grant of the option,  the optionee will  recognize no income;
(b) upon exercise of the option (if the shares are not subject to a substantial risk of forfeiture), the optionee will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the requirements that the compensation be reasonable and not limited under Section 162(m) of the Code; (c) the Company will be required to comply with applicable Federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the optionee; and (d) on a sale of the shares, the optionee will recognize gain or loss equal to the difference, if any, between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. Such gain or loss will be treated as short-term or long-term capital gain or loss if the shares are capital assets in the optionee's hands depending upon the length of time that the optionee held the shares. If the optionee's shares acquired upon exercise are subject to a substantial risk of forfeiture, the optionee will have an election to treat the exercise as a taxable event or defer the Federal income tax consequences according to the rules described below in "Stock Awards."

         Stock Awards. Unless a participant otherwise elects to be taxed upon receipt of shares of restricted or deferred stock under the 2005 Plan, the participant must include in his or her taxable income the difference between the fair market value of the shares and the amount paid, if any, for the shares, as of the first date the participant's interest in the shares is no longer subject to a substantial risk of forfeiture or such shares become transferable. A participant's rights in stock awarded under the 2005 Plan are subject to a substantial risk of forfeiture if the rights to full enjoyment of the shares are conditioned, directly or indirectly, upon the future performance of substantial services by the participant. Where shares of stock received under the 2005 Plan are subject to a substantial risk of forfeiture, the participant can elect to report the difference between the fair market value of the shares on the date of receipt and the amount paid, if any, for the stock as ordinary income in the year of receipt. To be effective, the election must be filed with the Internal Revenue Service within 30 days after the date the shares are transferred to the participant. The Company is entitled to a Federal income tax deduction equal in amount to the amount includable as compensation in the gross income of the participant, subject to the requirements that the compensation be reasonable and not limited under Section 162(m) of the Code. The amount of taxable gain arising from a participant's sale of shares of restricted stock acquired pursuant to the 2005 Plan is equal to the excess of the amount realized on such sale over the sum of the amount paid, if any, for the stock and the compensation element included by the participant in taxable income.

         Other Tax Matters. If unmatured installments of Awards are accelerated as a result of a Change of Control (as defined in the 2005 Plan), any amounts received from the exercise by a participant of a stock option, the lapse of restrictions on restricted stock or the deemed satisfaction of conditions of performance-based Awards may be included in determining whether or not a participant has received an "excess parachute payment" under Section 280G of the Code, which could result in (a) the imposition of a 20% Federal excise tax (in addition to Federal income tax) payable by the participant on certain payments of Common Stock or cash resulting from such exercise or deemed satisfaction of conditions of performance Awards from such exercise or deemed satisfaction of conditions of performance awards or, in the case of restricted stock, on all or a portion of the fair market value of the shares on the date the restrictions lapse and (b) the loss by the Company of a compensation deduction.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE 2005 STOCK INCENTIVE PLAN.

                  STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

         Stockholders who wish to present proposals appropriate for consideration at the Company's Annual Meeting of Stockholders to be held in the year 2006 must submit the proposal in proper form to the Company at its address set forth on the first page of this proxy statement and in accordance with applicable regulations of the SEC not later than January 23, 2006 in order for the proposition to be considered for inclusion in the Company's proxy statement and form of proxy relating to such annual meeting. Any such proposals, as well as any questions related thereto, should be directed to the Secretary of the Company.

         If a stockholder submits a proposal after the January 23, 2006 deadline but still wishes to present the proposal at the Company's Annual Meeting of Stockholders (but not in the Company's proxy statement) for the fiscal year ending December 31, 2005, the proposal, which must be presented in a manner consistent with the Company's By-Laws and applicable law, must be submitted to the Secretary of the Company in proper form at the address set forth above no later than April 7, 2006. The Company did not receive notice of any proposed matter to be submitted by stockholders for a vote at this Annual Meeting and, therefore, in accordance with Exchange Act Rule 14a-4(c) any proxies held by persons designated as proxies by the Company's Board of Directors and received in respect of this Annual Meeting will be voted in the discretion of the Company's management on such other matter which may properly come before the Annual Meeting. Moreover, if the Company does not receive notice by April 7, 2006 of a proposed matter to be submitted by a stockholder for stockholders vote at the Annual Meeting of Stockholders for the fiscal year ending December 31, 2005 to be held in 2006, then, in accordance with Exchange Act Rule 14a-4(c) any proxies held by persons designated as proxies by the Company's Board of Directors in respect of such Annual Meeting may be voted at the discretion of such persons on such matter if it shall properly come before such Annual Meeting.

                                OTHER INFORMATION

         Proxies for the Annual Meeting will be solicited by mail and through brokerage institutions and all expenses involved, including printing and postage, will be paid by the Company.

         A COPY OF THE COMPANY'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004 IS BEING FURNISHED HEREWITH TO EACH STOCKHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON MAY 16, 2005. ADDITIONAL COPIES OF SUCH ANNUAL REPORT WILL BE PROVIDED FOR A NOMINAL CHARGE UPON WRITTEN REQUEST TO:

                                   ICAD , INC.
                            4 TOWNSEND WEST, SUITE 17
                           NASHUA, NEW HAMPSHIRE 03063
                            ATTENTION: ANNETTE HEROUX

         The Board of Directors is aware of no other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to stockholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

                                 By order of the Board of Directors,

                                 Robert Howard,
                                 Chairman of the Board,


May 23, 2005

                                    EXHIBIT A

                                   iCAD, INC.

              NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

                  This Nominating and Corporate Governance Committee Charter (the "Charter") has been adopted by the Board of Directors (the "Board") of iCAD, Inc. (the "Company").

I.       Purpose

         The Nominating and Corporate Governance Committee (the "Committee") of the Board is responsible for developing and recommending to the Board a set of corporate governance policies for the Company, establishing criteria for selecting new directors, and identifying, screening and recruiting new directors. The Committee will also select nominees for directors and recommend directors for committee membership to the Board.

II.      Composition

         The Committee shall be comprised of three or more members, all of whom must qualify as independent directors ("Independent Directors") under the listing standards of the Nasdaq Stock Market, Inc. ("NASDAQ").

         Notwithstanding this independence requirement, if the Committee is comprised of at least three members, one director, who is not independent as defined in Rule 4200 of the NASDAQ Marketplace Rules, and is not a current officer or employee or a Family Member (as defined in Rule 4200 of the NASDAQ Marketplace Rules) of such person, may be appointed to the Committee if the Board, under exceptional and limited circumstances, determines that such individual's membership on the committee is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual meeting proxy statement subsequent to such determination, the nature of the relationship and the reasons for the determination. A member appointed under this exception may not serve longer than two years.

         The Committee members shall be appointed by the Board. The Board shall appoint one member of the Committee as chairperson. If the Board fails to elect a chairperson, the Committee members shall elect a chairperson from their members. The chairperson shall be responsible for leadership of the Committee, including overseeing the agenda, presiding over the meetings and reporting to the Board. If the Committee chairperson is not present at a meeting, the remaining members of the Committee may designate an acting chairperson.

         The members shall serve for a term of one year or until their successors shall be appointed and qualified. No member of the Committee shall be removed except by majority vote of the full Board. The Board shall have the authority to fill vacancies or add additional members to the Committee.

         A member shall promptly notify the Committee and the Board if the member is no longer an Independent Director and such member shall be removed from the Committee unless the Board determines that an exception to the Independent Director requirement is available under the NASDAQ rules with respect to such member's continued membership on the Committee.

III.     Meetings and Procedures

         Consistent with the Company's Certificate of Incorporation, Bylaws and applicable state law, the following shall apply:

         o The Committee shall fix its own rules of procedure, which shall be consistent with the Bylaws of the Company and this Charter.

         o The Committee shall meet at least annually and more frequently as circumstances require.

         o The chairperson of the Committee or a majority of the members of the Committee may call special meetings of the Committee.

         o The chairperson, in consultation with other members of the Committee, shall set the length of each meeting and the agenda of items to be addressed at each meeting and shall circulate the agenda to each member of the Committee in advance of each meeting.

         o A majority of the members of the Committee shall constitute a quorum.

         o The Committee may request that any directors, officers or employees of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee and/or provide such pertinent information as the Committee requests, except that no director of the Company shall participate in discussions or attend any portion of a meeting of the Committee at which that director's nomination or committee selection is being discussed.

         o Following each of its meetings, the Committee shall deliver a report on the meeting to the Board, including a description of all actions taken by the Committee at the meeting.

         o The Committee shall keep written minutes of its meetings, which minutes shall be maintained by the Company with the books and records of the Company. The chairperson may designate an officer or employee of the Company to serve as secretary to the Committee.

IV.      Responsibilities and Duties of the Nominating Committee

         The Nominating Committee has the following duties and responsibilities:

         Selection of Director Nominees and Committee Membership

         o Determine what types of backgrounds are needed to help strengthen and balance the Board and establish the process for identifying and evaluating nominees for director, including but not limited to establishing criteria for selecting new directors.

         o Determine the minimum qualifications that must be met by nominating committee recommended candidates.

         o Conduct background and qualifications checks of persons it wishes to recommend to the Board as candidates or to fill vacancies.

         o Conduct director evaluations prior to renomination of directors for election.

         o Select the slate of nominees of directors to be proposed for election by the stockholders and recommend to the Board individuals to be considered by the Board to fill vacancies. Approvals should follow a review by the Committee of the performance and contribution of fellow directors as well as the qualifications of proposed new directors.

         o Recommend to the Board those directors to be selected for membership on the various Board committees. Recommendations should consider the qualifications for membership on each committee, whether the candidate will be able to devote the requisite time to the Committee, the extent to which there should be a policy of periodic rotation of directors among the committees, and any limitations on the number of consecutive years a director should serve on any one Board committee.

         o Determine director and committee member/chair compensation for those directors who are not also salaried officers of the Company.

         o Establish policies regarding the consideration of director candidates recommended by security holders.

         o Establish procedures to be followed by security holders in submitting recommendations for director candidates.

         o       Develop and Implement Policies Regarding  Corporate  Governance
                 Matters.

         o Recommend to the Board policies to enhance the Board's effectiveness, including with respect to the distribution of information to Board members, the size and composition of the Board, and the frequency and structure of Board meetings.

         o Develop and review periodically, and at least annually, the corporate governance policies of the Company to ensure that they are appropriate for the Company and that policies of the Company comply with applicable laws, regulations and listing standards, and recommend any desirable changes to the Board.

         o Create, maintain and recommend to the Board for adoption a Code of Conduct for directors, officers and employees.

         o Appoint an Ethics Officer to establish and maintain compliance with the Company's Code of Conduct [and obtain an annual report of the Ethics Officer].

         o Consider any other corporate governance issues that arise from time to time, and recommend appropriate actions to the Board.

         o Assist management in the review of director and officer liability insurance requirements and the alternative methods available for satisfying them.

         Evaluation of the Board and Management

         o Oversee performance evaluations for the Board as a whole, the directors and management.

         o       Maintain  an   orientation   program  for  new   directors  and
                 continuing education programs for directors.

         Succession Planning and Other Matters

         o Make recommendations to the Board with respect to potential successors for key management positions.

         o Obtain advice and assistance from internal or external legal or other advisors as required for the performance of its duties.

         o Review and evaluate the Committee's performance annually with respect to its evaluation of its performance.

         o Review and reassess the adequacy of this Charter on an annual basis and recommend to the Board any appropriate changes.

         o Perform such other duties and responsibilities as may be assigned to the Committee, from time to time, by the Board.

V.       Investigations and Studies; Outside Advisors

         The Committee may conduct or authorize investigations into or studies of matters within the scope of the Committee's duties and responsibilities, and may retain, at the Company's expense, such experts and other professionals as it deems necessary. The Committee shall have the sole authority to retain or terminate any search firm to be used to identify director candidates, including sole authority to approve the search firm's fees and other retention terms, such fees to be borne by the Company.

                                    EXHIBIT B

                                   iCAD, INC.

                            2005 Stock Incentive Plan

Section 1.          Purposes; Definitions.

         The purpose of the iCAD, Inc. 2005 Stock Incentive Plan is to enable iCAD, Inc. to offer to those of its employees and to the employees of its Subsidiaries and other persons who are expected to contribute to the success of the Company, long term performance-based stock and/or other equity interests in the Company, thereby enhancing their ability to attract, retain and reward such key employees or other persons, and to increase the mutuality of interests between those employees or other persons and the shareholders of iCAD, Inc.

         For purposes of the Plan, the following terms shall be defined as set forth below:

         (a)     "Board" means the Board of Directors of iCAD, Inc.

         (b) "Cause" shall have the meaning ascribed thereto in Section 5(b)(ix) below.

         (c)     "Change of Control" shall have the meaning  ascribed thereto in
                 Section 9 below.

         (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time and any successor thereto.

         (e) "Committee" means any committee of the Board, which the Board may designate.

         (f) "Company" means iCAD, Inc., a corporation organized under the laws of the State of Delaware.

         (g) "Deferred Stock" means Stock to be received, under an award made pursuant to Section 7 below, at the end of a specified deferral period.

         (h) "Disability" means disability as determined under procedures established by the Board or the Committee for purposes of the Plan.

         (i) "Early Retirement" means retirement, with the approval of the Board or the Committee, for purposes of one or more award(s) hereunder, from active employment with the Company or any Parent or Subsidiary prior to age 65.

         (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended, as in effect from time to time.

         (k) "Fair Market Value", unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the principal market for the Stock is a national securities exchange or the National Association of Securities Dealers Automated Quotations System ("NASDAQ) or the Over The Counter Bulletin Board, the closing sale price of the Stock on such day as reported by such exchange or market system or quotation medium, or on a

         (l) consolidated tape reflecting transactions on such exchange or market system or quotation medium, or (ii) if the principal market for the Stock is not a national securities exchange and the Stock is not quoted on NASDAQ or the Over The Counter Bulletin Board, the mean between the closing bid sale price for the Stock on such day as reported by NASDAQ or the National Quotation Bureau, Inc.; provided that if clauses (i) and (ii) of this paragraph are both inapplicable, or if no trades have been made or no quotes are available for such day, the Fair Market Value of the Stock shall be determined by the Board of Directors or the Committee, as the case may be, which determination shall be conclusive as to the Fair Market Value of the Stock.

         (m) "Incentive Stock Option" means any Stock Option which is intended to be and is designated as an "incentive stock option" within the meaning of Section 422 of the Code, or any successor thereto.

         (n) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

         (o) "Normal Retirement" means retirement from active employment with the Company or any Subsidiary on or after age 65.

         (p) "Other Stock-Based Award" means an award under Section 8 below that is valued in whole or in part by reference to, or is otherwise based upon, Stock.

         (q) "Parent" means any present or future parent of the Company, as such term is defined in Section 424(e) of the Code, or any successor thereto.

         (r) "Plan" means this iCAD Inc. 2005 Stock Incentive Plan, as hereinafter amended from time to time.

         (s) "Restricted Stock" means Stock, received under an award made pursuant to Section 6 below, that is subject to restrictions imposed pursuant to said Section 6.

         (t)     "Retirement"  means Normal Retirement or Early Retirement.

         (u) "Rule 16b-3" means Rule 16b-3 of the General Rules and Regulations under the Exchange Act, as in effect from time to time, and any successor thereto.

         (v) "Securities Act" means the Securities Act of 1933, as amended, as in effect from time to time.

         (w) "Stock" means the Common Stock of the Company, $.01 par value per share.

         (x) "Stock Option" or "Option" means any option to purchase shares of Stock which is granted pursuant to the Plan.

         (y) "Subsidiary" means any present or future (A) subsidiary corporation of the Company, as such term is defined in Section 424(f) of the Code, or any successor thereto, or (B) unincorporated business entity in which the Company owns, directly or indirectly, 50% or more of the voting rights, capital or profits.

Section 2.         Administration.

         The Plan shall be administered by the Board, or at its discretion, the Committee, the membership of which shall consist solely of two or more members of the Board, each of whom shall serve at the pleasure of the Board and shall be a "Non-Employee Director," as defined in Rule 16b-3 and shall be at all times constituted so as not to adversely affect the compliance of the Plan with the requirements of Rule 16b-3 or with the requirements of any other applicable law, rule or regulation.


         The Board or the Committee, as the case may be, shall have the authority to grant, pursuant to the terms of the Plan, to officers and other employees or other persons eligible under Section 4 below: (i) Stock Options,
(ii)  Restricted  Stock,  (iii) Deferred  Stock,  and/or (iv) Other  Stock-Based
Awards.



         For purposes of illustration and not of limitation, the Board or the Committee, as the case may be, shall have the authority (subject to the express provisions of the Plan):

                (i) to select the officers, other employees of the Company or any Parent or Subsidiary and other persons to whom Stock Options, Restricted Stock, Deferred Stock and/or Other Stock-Based Awards may be from time to time granted hereunder;

                (ii) to determine the Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock, Deferred Stock and/or Other Stock-Based Awards, or any combination thereof, if any, to be granted hereunder to one or more eligible persons;

                (iii) to determine the number of shares of Stock to be covered by each award granted hereunder;

                (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, share price, any restrictions or limitations, and any vesting acceleration, exercisability and/or forfeiture provisions);

                (v) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company or any Parent or Subsidiary outside of the Plan;

                (vi) to determine the extent and circumstances under which Stock and other amounts payable with respect to an award hereunder shall be deferred; and

                (vii) to substitute (A) new Stock Options for previously granted Stock Options, including previously granted Stock Options having higher option exercise prices and/or containing other less favorable terms, and (B) new awards of any other type for previously granted awards of the same type, including previously granted awards which contain less favorable terms.

         Subject to Section 10 hereof, The Board or the Committee, as the case may be, shall have the authority to (i) adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, (ii) interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all agreements relating thereto), and (iii) to otherwise supervise the administration of the Plan.


         Subject to the express provisions of the Plan, all decisions made by the Board or the Committee, as the case may be, pursuant to the provisions of the Plan shall be made in the Board or the Committee's sole and absolute discretion and shall be final and binding upon all persons, including the Company, its Parent and Subsidiaries and the Plan participants.

Section 3.         Stock Subject to Plan.

         The total number of shares of Stock reserved and available for distribution under the Plan shall be 600,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.


         If any shares of Stock that have been optioned cease to be subject to a Stock Option for any reason, or if any shares of Stock that are subject to any Restricted Stock award, Deferred Stock award or Other Stock-Based award are forfeited or any such award otherwise terminates without the issuance of such shares, such shares shall again be available for distribution under the Plan.


         In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, extraordinary distribution with respect to the Stock or other change in corporate structure affecting the Stock, such substitution or adjustments shall be made in the (A) aggregate number of shares of Stock reserved for issuance under the Plan, (B) number, kind and exercise price of shares of Stock subject to outstanding Options granted under the Plan, and (C) number, kind, purchase price and/or appreciation base of shares of Stock subject to other outstanding awards granted under the Plan, as may be determined to be appropriate by the Board or the Committee, as the case may be, in order to prevent dilution or enlargement of rights; provided, however, that the number of shares of Stock subject to any award shall always be a whole number. Such adjusted exercise price shall also be used to determine the amount which is payable to the optionee upon the exercise by the Board or the Committee, as the case may be, of the alternative settlement right which is set forth in Section 5(b)(xi) below.


         Subject to the provisions of the immediately preceding paragraph, the maximum numbers of shares subject to Options, Restricted Stock awards, Deferred Stock awards, and other Stock-Based awards to each of the Company's chief executive office and the four other highest compensated executive officers who are employed by the Company on the last day of any taxable year of the Company, shall be 250,000 shares during the term of the Plan.

Section 4.         Eligibility.

         Officers and other employees of the Company or any Parent or Subsidiary (but excluding any person whose eligibility would adversely affect the compliance of the Plan with the requirements of Rule 16b-3) who are at the time of the grant of an award under the Plan employed by the Company or any Parent or Subsidiary and who are responsible for or contribute to the management, growth and/or profitability of the business of the Company or any Parent or Subsidiary, are eligible to be granted Options and awards under the Plan. In addition, Non-Qualified Stock Options and other awards may be granted under the Plan to any person, including, but not limited to, directors, independent agents, consultants and attorneys who the Board or the Committee, as the case may be, believes has contributed or will contribute to the success of the Company. Eligibility under the Plan shall be determined by the Board or the Committee, as the case may be.


         The Board or the Committee, as the case may be, may, in its sole discretion, include additional conditions and restrictions in the agreement entered into in connection with such awards under the Plan. The grant of an Option or other award under the Plan, and any determination made in connection therewith, shall be made on a case by case basis and can differ among optionees and grantees. The grant of an Option or other award under the Plan is a privilege and not a right and the determination of the Board or the Committee, as the case may be, can be applied on a non-uniform (discretionary) basis.

Section 5.         Stock Options.

         (a) Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms as the Board or the Committee, as the case may be, may from time to time approve. The Board or the Committee, as the case may be, shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options, and they may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option is not designated as an Incentive Stock Option or does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. The grant of an Option shall be deemed to have occurred on the date on which the Board or the Committee, as the case may be, by resolution, designates an individual as a grantee thereof, and determines the number of shares of Stock subject to, and the terms and conditions of, said Option.

                 Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options or any agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under said Section 422.

         (b) Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

                 (i) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Board or the Committee, as the case may be, at the time of grant but as to Incentive Stock Options and Non-Qualified Stock Options shall be not less than 100% (110% in the case of an Incentive Stock Option granted to an optionee ("10% Shareholder") who, at the time of grant, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Parent, if any, or its Subsidiaries) of the Fair Market Value of the Stock at the time of grant.

                 (ii) Option Term. The term of each Stock Option shall be fixed by the Board or the Committee, as the case may be, but no Incentive Stock Option shall be exercisable more than ten years (five years, in the case of an Incentive Stock Option granted to a 10% Shareholder) after the date on which the Option is granted.

                 (iii) Exercisability.  Stock  Options shall be  exercisable  at such  time  or  times  and  subject  to  such  terms  and
                       conditions as shall be determined by the Board or the Committee, as the case may be. If the Board or the Committee, as the case may be, provides, in its discretion, that any Stock Option is exercisable only in installments, the Board or the Committee, as the case may be, may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Board or the Committee, as the case may be, shall determine.

                 (iv) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, if provided in the Stock Option agreement referred to in
                       Section 5(b)(xii) below or otherwise provided by the Board, or Committee, as the case may be, either at or after the date of grant of the Stock Option , in whole shares of Stock which are already owned by the holder of the Option or partly in cash and partly in such Stock. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. If permitted, payments in the form of Stock (which shall be valued at the Fair Market Value of a share of Stock on the date of exercise) shall be made by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. In addition to the foregoing, payment of the exercise price may be made by delivery to the Company by the optionee of an executed exercise form, together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares covered by the option and deliver the sale or margin loan proceeds directly to the Company. Except as otherwise expressly provided in the Plan or in the Stock Option agreement referred to in
                       Section 5(b)(xii) below or otherwise provided by the Board or Committee, as the case may be, either at or after the date of grant of the Option, no Option which is granted to a person who is at the time of grant an employee of the Company or of a Subsidiary or Parent of the Company may be exercised at any time unless the holder thereof is then an employee of the Company or of a Parent or a Subsidiary. The holder of an Option shall have none of the rights of a shareholder with respect to the shares subject to the Option until the optionee has given written notice of exercise, has paid in full for those shares of Stock and, if requested by the Board or Committee, as the case may be, has given the representation described in Section 12(a) below.

                 (v) Transferability; Exercisability. No Stock Option shall be transferable by the optionee other than by will or by the laws of descent and distribution, except as may be otherwise provided with respect to a Non-Qualified Option pursuant to the specific provisions of the Stock Option agreement pursuant to which it was issued as referred to in Section 5(b)(xii) below (which agreement may be amended, from time to time). Except as otherwise provided in the Stock Option agreement relating to a Non-Qualified Stock Option, all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee or his or her guardian or legal representative.

                 (vi) Termination by Reason of Death. Subject to Section 5(b)(x) below, if an optionee's employment by the Company or any Parent or Parent or Subsidiary terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Board or Committee, as the case may be, may determine at or after the time of grant, for a period of one year (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

                 (vii) Termination by Reason of  Disability.  Subject to Section
                       5(b)(x) below, if an optionee's employment by the Company or any Parent or Subsidiary terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Board or the Committee, as the case may be, may determine at or after the time of grant, for a period of one year (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such one year period (or such other period as the Board or the Committee, as the case may be, shall specify at or after the time of grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

                (viii) Termination by Reason of  Retirement.  Subject to Section
                       5(b)(x) below, if an optionee's employment by the Company or any Parent or Subsidiary terminates by reason of Normal Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Board or the Committee, as the case may be, may determine at or after the time of grant, for a period of one year (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such one year period (or such other period as the Board or the Committee, as the case may be, shall specify at or after the date of grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. If an optionee's employment with the Company or any Parent or Subsidiary terminates by reason of Early Retirement, the Stock Option shall thereupon terminate; provided, however, that if the Board or the Committee, as the case may be, so approves at the time of Early Retirement, any Stock Option held by the optionee may thereafter be exercised by the optionee as provided above in connection with termination of employment by reason of Normal Retirement.

                 (ix) Other Termination. Subject to the provisions of Section 12(g) below and unless otherwise determined by the Board or Committee, as the case may be, at or after the time of grant, if an optionee's employment by the Company or any Parent or Subsidiary terminates for any reason other than death, Disability or Retirement, the Stock Option shall thereupon automatically terminate, except that if the optionee is involuntarily terminated by the Company or any Parent or a Subsidiary without Cause (as hereinafter defined), such Stock Option may be exercised for a period of three months (or such other period as the Board or the Committee, as the case may be, shall specify at or after the time of grant) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter. For purposes of the Plan, "Cause" shall mean (1) the conviction of the optionee of a felony under Federal law or the law of the state in which such action occurred, (2) dishonesty by the optionee in the course of fulfilling his or her employment duties, or (3) the failure on the part of the optionee to perform his or her employment duties in any material respect. In addition, with respect to an option granted to an employee of the Company, a Parent or a Subsidiary, for purposes of the Plan, "Cause" shall also include any definition of "Cause" contained in any employment agreement between the optionee and the Company, Parent or Subsidiary, as the case may be.

                 (x) Additional Incentive Stock Option Limitation. In the case of an Incentive Stock Option, the aggregate Fair Market Value of Stock (determined at the time of grant of the Option) with respect to which Incentive Stock Options are exercisable for the first time by an optionee during any calendar year (under all such plans of optionee's employer corporation and its Parent and Subsidiaries) shall not exceed $100,000.

                 (xi) Alternative Settlement of Option. If provided for, upon the receipt of written notice of exercise or otherwise provided for by the Board or Committee, as the case may be, either at or after the time of grant of the Stock Option, the Board or the Committee, as the case may be, may elect to settle all or part of any Stock Option by paying to the optionee an amount, in cash or Stock (valued at Fair Market Value on the date of exercise), equal to the product of the excess of the Fair Market Value of one share of Stock, on the date of exercise over the Option exercise price, multiplied by the number of shares of Stock with respect to which the optionee proposes to exercise the Option. Any such settlements which relate to Options which are held by optionees who are subject to Section 16(b) of the Exchange Act shall comply with any "window period" provisions of Rule 16b-3, to the extent applicable, and with such other conditions as the Board or Committee, as the case may be, may impose.

                 (xii) Stock  Option  Agreement.  Each  grant of a Stock  Option shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the participant.

Section 6.       Restricted  Stock.

         (a) Grant and Exercise. Shares of Restricted Stock may be issued either alone or in addition to or in tandem with other awards granted under the Plan. The Board or the Committee, as the case may be, shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient, the time or times within which such awards may be subject to forfeiture (the "Restriction Period"), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards. The Board or the Committee, as the case may be, may condition the grant of Restricted Stock upon the attainment of such factors as the Board or the Committee, as the case may be, may determine.

         (b) Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

                 (i) Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a restrictive legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights related thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Restricted Stock agreement referred to in Section 6(b)(iv) below. Such certificates shall be deposited bythe holder with the Company, together with stock powers or other instruments of assignment, endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the applicable Restricted Stock agreement.

                 (ii) Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes, and the issuance thereof shall be made for at least the minimum consideration (if any) necessary to permit the shares of Restricted Stock to be deemed to be fully paid and nonassessable. The holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Stock with respect to such Restricted Stock, with the exceptions that (A) the holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (B) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (C) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (D) the holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Stock or any Retained Distributions during the Restriction Period; and (E) a breach of any of the restrictions, terms or conditions contained in the Plan or the Restricted Stock agreement referred to in Section 6(b)(iv) below, or otherwise established by the Board or Committee, as the case may be, with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

                 (iii) Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (A) all or part of such Restricted Stock shall become vested in accordance with the terms of the Restricted Stock agreement referred to in Section 6(b)(iv) below, and (B) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeitedto the Company and the holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

                (iv) Each Restricted Stock award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the participant.

Section 7.       Deferred Stock.

         (a) Grant and Exercise. Deferred Stock may be awarded either alone or in addition to or in tandem with other awards granted under the Plan. The Board or the Committee, as the case may be, shall determine the eligible persons to whom and the time or times at which Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Deferred Stock will be deferred, and all the other terms and conditions of the awards. The Board or the Committee, as the case may be, may condition the grant of the Deferred Stock upon the attainment of such factors or criteria as the Board or the Committee, as the case may be, shall determine.

         (b) Terms and Conditions. Each Deferred Stock award shall be subject to the following terms and conditions:

                 (i) Subject to the provisions of the Plan and Deferred Stock agreement referred to in Section 7(b)(vii) below,
                        Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or the Additional Deferral Period referred to in
                        Section 7(b)(vi) below, where applicable), share certificates shall be delivered to the participant, or his legal representative, in a number equal to the shares of Stock covered by the Deferred Stock award.

                 (ii) As determined by the Board or the Committee, as the case may be, at the time of award, amounts equal to any dividends declared during the Deferral Period (or the Additional Deferral Period referred to in Section 7(b)(vi) below, where applicable) with respect to the number of shares covered by a Deferred Stock award may be paid to the participant currently or deferred and deemed to be reinvested in additional Deferred Stock.

                 (iii) Subject to the provisions of the Deferred Stock agreement referred to in Section 7(b)(vii) below and this Section 7 and Section 12(g) below, upon termination of a participant's employment with the Company or any Parent or Subsidiary for any reason during the Deferral Period (or the Additional Deferral Period referred to in
                        Section 7(b)(vi) below, where applicable) for a given award, the Deferred Stock in question will vest or be forfeited in accordance with the terms and conditions established by the Board or the Committee, as the case may be, at the time of grant.

                 (iv) The Board or the Committee, as the case may be, may, after grant, accelerate the vesting of all or any part of any Deferred Stock award and/or waive the deferral limitations for all or any part of a Deferred Stock award.

                 (v) In the event of hardship or other special circumstances of a participant whose employment with the Company or any Parent or Subsidiary is involuntarily terminated (other than for Cause), the Board or the Committee, as the case may be, may waive in whole or in part any or all of the remaining deferral limitations imposed hereunder or pursuant to the Deferred Stock agreement referred to in Section 7(b)(vii) below with respect to any or all of the participant's Deferred Stock.

                 (vi) A participant may request to, and the Board or the Committee, as the case may be, may at any time, defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified period or until a specified event (the "Additional Deferral Period"). Subject to any exceptions adopted by the Board or the Committee, as the case may be, such request must be made at least one year prior to expiration of the Deferral Period for such Deferred Stock award (or such installment).

                 (vii) Each Deferred Stock award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the participant.

Section  8.      Other  Stock-Based Awards.

         (a) Grant and Exercise. Other Stock-Based Awards, which may include performance shares and shares valued by reference to the performance of the Company or any Parent or Subsidiary, may be granted either alone or in addition to or in tandem with Stock Options, Restricted Stock or Deferred Stock. The Board or the Committee, as the case may be, shall determine the eligible persons to whom, and the time or times at which, such awards shall be made, the number of shares of Stock to be awarded pursuant to such awards, and all other terms and conditions of the awards. The Board or the Committee, as the case may be, may also provide for the grant of Stock under such awards upon the completion of a specified performance period.

         (b) Terms and Conditions. Each Other Stock-Based Award shall be subject to the following terms and conditions:

                 (i) Shares of Stock subject to an Other Stock-Based Award may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction or period of deferral lapses.

                 (ii) The recipient of an Other Stock-Based Award shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares covered by the award, as determined by the Board or the Committee, as the case may be, at the time of the award. The Board or the Committee, as the case may be, may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock.

                 (iii) Any Other Stock-Based Award and any Stock covered by any Other Stock-Based Award shall vest or be forfeited to the extent so provided in the award agreement referred to in Section 8(b)(v) below, as determined by the Board or the Committee, as the case may be.

                 (iv) In the event of the participant's Retirement, Disability or death, or in cases of special circumstances, the Board or the Committee, as the case may be, may waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Other Stock-Based Award.

                 (v) Each Other Stock-Based Award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and by the participant.

Section 9. Change of Control Provisions.

         (a) A "Change of Control" shall be deemed to have occurred on the tenth day after:

                 (i) any individual, corporation or other entity or group (as defined in Section 13(d)(3) of the Exchange Act), becomes, directly or indirectly, the beneficial owner (as defined in the General Rules and Regulations of the Securities and Exchange Commission with respect to Sections 13(d) and 13(g) of the Exchange Act) of more than 50% of the then outstanding shares of the Company's capital stock entitled to vote generally in the election of directors of the Company; or

                 (ii) the commencement of, or the first public announcement of the intention of any individual, firm, corporation or other entity or of any group (as defined in Section 13(d)(3) of the Exchange Act) to commence, a tender or exchange offer subject to Section 14(d)(1) of the Exchange Act for any class of the Company's capital stock; or

                 (iii) the shareholders of the Company approve (A) a definitive agreement for the merger or other business combination of the Company with or into another corporation pursuant to which the shareholders of the Company do not own, immediately after the transaction, more than 50% of the voting power of the corporation that survives, or (B) a definitive agreement for the sale, exchange or other disposition of all or substantially all of the assets of the Company, or (C) any plan or proposal for the liquidation or dissolution of the Company; provided, however, that a "Change of Control" shall not be deemed to have taken place if beneficial ownership is acquired
                        (A) directly from the Company, other than an acquisition by virtue of the exercise or conversion of another security unless the security so converted or exercised was itself acquired directly from the Company, or (B) by, or a tender or exchange offer is commenced or announced by, the Company, any profit-sharing, employee ownership or other employee benefit plan of the Company; or any trustee of or fiduciary with respect to any such plan when acting in such capacity.

         (b) In the event of a "Change of Control" as defined in Section 9(a) above, awards granted under the Plan will be subject to the following provisions, unless the provisions of this Section 9 are suspended or terminated by an affirmative vote of a majority of the Board prior to the occurrence of such a "Change of Control":

                 (i) all outstanding Stock Options which have been outstanding for at least one year shall become exercisable in full, whether or not otherwise exercisable at such time, and any such Stock Option shall remain exercisable in full thereafter until it expires pursuant to its terms; and

                 (ii) all restrictions and deferral limitations contained in Restricted Stock awards, Deferred Stock awards and Other Stock-Based Awards granted under the Plan shall lapse.

Section 10.      Amendments and Termination.

         The Board may at any time, and from time to time, amend any of the provisions of the Plan, and may at any time suspend or terminate the Plan; provided, however, that no such amendment shall be effective unless and until it has been duly approved by the holders of the outstanding shares of Stock if the failure to obtain such approval would adversely affect the compliance of the Plan with the requirements of Rule 16b-3 or any other applicable law, rule or regulation. The Board or the Committee, as the case may be, may amend the terms of any Stock Option or other award theretofore granted under the Plan; provided, however, that subject to Section 3 above, no such amendment may be made by the Board or the Committee, as the case may be, which in any material respect impairs the rights of the optionee or participant without the optionee's or participant's consent, except for such amendments which are made to cause the Plan to qualify for the exemption provided by Rule 16b-3. Moreover, no Stock Option previously granted under the Plan may be amended to reduce the exercise price of the Stock Option.

Section 11.      Unfunded Status of Plan.

         The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a creditor of the Company.

Section 12.         General Provisions.

         (a) The Board or the Committee, as the case may be, may require each person acquiring shares of Stock pursuant to an Option or other award under the Plan to represent to and agree with the Company in writing, among other things, that the optionee or participant is acquiring the shares for investment without a view to distribution thereof.

                 All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Board or the Committee, as the case may be, may deem to be advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or association upon which the Stock is then listed or traded, any applicable Federal or state securities law, and any applicable corporate law, and the Board or the Committee, as the case may be, may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         (b) Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of stock options and the awarding of stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

         (c) Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any employee of the Company or any Parent or Subsidiary any right to continued employment with the Company or any Parent or Subsidiary, nor shall it interfere in any way with the right of the Company or any Parent or Subsidiary to terminate the employment of any of its employees at any time.

         (d) No later than the date as of which an amount first becomes includable in the gross income of the participant for Federal income tax purposes with respect to any Option or other award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Board or the Committee, as the case may be, regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Board or the Committee, as the case may be, tax withholding or payment obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional upon such payment or arrangements, and the Company or the participant's employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant from the Company or any Parent or Subsidiary.

         (e) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware (without regard to choice of law provisions).

         (f) Any Stock Option granted or other award made under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Parent or Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under the Plan).

         (g) A leave of absence, unless otherwise determined by the Board or Committee prior to the commencement thereof, shall not be considered a termination of employment. Any Stock Option granted or awards made under the Plan shall not be affected by any change of employment, so long as the holder continues to be an employee of the Company or any Parent or Subsidiary.

         (h) Except as otherwise expressly provided in the Plan or in any Stock Option agreement, Restricted Stock agreement, Deferred Stock agreement or any Other Stock-Based Award agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be subject to the debts, contracts or liabilities of the person entitled to such benefit.

         (i) The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (A) all applicable laws, rules and regulations, and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act, and (B) the rules and regulations of any securities exchange or association on which the Stock may be listed or traded.

         (j) If any of the terms or provisions of the Plan conflicts with the requirements of Rule 16b-3 as in effect from time to time, or with the requirements of any other applicable law, rule or regulation, and with respect to Incentive Stock Options,
                 Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of said Rule 16b-3, and with respect to Incentive Stock Options, Section 422 of the Code. With respect to Incentive Stock Options, if the Plan does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein.

         (k) The Board or the Committee, as the case may be, may terminate any Stock Option or other award made under the Plan if a written agreement relating thereto is not executed and returned to the Company within 30 days after such agreement has been delivered to the optionee or participant for his or her execution.

         (l) The grant of awards pursuant to the Plan shall not in any way effect the right or power of the Company to make reclassifications, reorganizations or other changes of or to its capital or business structure or to merge, consolidate, liquidate, sell or otherwise dispose of all or any part of its business or assets.

Section 13.      Effective Date of Plan.

         The Plan shall be effective as of the date of the approval and adoption thereof at a meeting of the stockholders of the Company.

Section 14.      Term of Plan.

         No Stock Option, Restricted Stock Award, Deferred Stock award or Other Stock-Based Award shall be granted pursuant to the Plan after the tenth anniversary of the effective date of the Plan, but awards granted on or prior to such tenth anniversary may extend beyond that date.

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                                   iCAD, Inc.
                            4 Townsend West, Suite 17
                           Nashua, New Hampshire 03063

       PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 22, 2005.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints W. SCOTT PARR and ANNETTE HEROUX, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of iCAD, Inc. (the "Company") on Wednesday, June 22, 2005, at 9:00 AM or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

                  (Continued and to be signed on reverse side)

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The Board of Directors recommend a vote FOR Items 1 and 2.  Please mark
                                                            your votes    |X|
                                                            like this

1.    ELECTION OF CLASS III DIRECTORS:

FOR all nominees listed below
(except as marked to the contrary below).   |_|

WITHHOLD AUTHORITY
to vote for all nominees listed below.      |_|

      Robert Howard, W. Scott Parr, and Rachel Brem

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below

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2.    Adoption of the Company's 2005         FOR        AGAINST         ABSTAIN
      Stock Incentive Plan.                  |_|          |_|             |_|

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THOSE NOMINEES AND THE PROPOSALS LISTED ABOVE.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partner-ship name by authorized person

                                   COMPANY ID:

                                 PROXY NUMBER:

                                ACCOUNT NUMBER:

Signature ____________________ Signature ____________________ Date _____________

Please mark, sign, date and return this proxy card promptly using the enclosed envelope.